SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 23, 2001
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                                SEQUA CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                          1-804                    13-1885030
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(State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation)                 File Number)             Identification No.)



200 Park Avenue, New York, New York                            10166
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (212) 986-5500
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                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     Registrant's press release dated March 23, 2001 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

     20. Press release of Registrant dated March 23, 2001.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SEQUA CORPORATION



                                   By:  /s/ Howard M. Leitner
                                        ----------------------------------------
                                          Howard M. Leitner
                                          Chief Financial Officer

Dated:  March 23, 2001


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                                  EXHIBIT INDEX


Number            Description

20.  Press release of Registrant dated March 23, 2001.